Exhibit 10.1

Execution Version

SECOND AMENDMENT TO SENIOR SECURED SUPERPRIORITY DEBTOR-IN-POSSESSION CREDIT AGREEMENT

THIS SECOND AMENDMENT TO SENIOR SECURED SUPERPRIORITY DEBTOR-IN-POSSESSION CREDIT AGREEMENT (this “Amendment”) is made as of August 11, 2020, by and among ULTRA RESOURCES, INC., a Delaware corporation and a debtor and debtor-in-possession (the “Borrower”), each of the Lenders party hereto, and WILMINGTON TRUST, NATIONAL ASSOCIATION, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

WITNESSETH:

WHEREAS, the Borrower, the Administrative Agent and the Lenders entered into that certain Senior Secured Superpriority Debtor-In-Possession Credit Agreement, dated as of May 19, 2020, among the Borrower, UP Energy Corporation, as Parent Guarantor, the Administrative Agent, Wilmington Trust, National Association, as Collateral Agent, and the Lenders and other parties from time to time party thereto (as amended, the “Credit Agreement”);

WHEREAS, the Borrower has requested, and the Administrative Agent and the Lenders constituting the Majority Lenders have agreed, as set forth herein, to amend certain provisions of the Credit Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I.

DEFINITIONS AND REFERENCES

Section 1.1. Defined Terms. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Credit Agreement shall have the same meanings whenever used in this Amendment. Unless otherwise specified, all section references in this Amendment refer to sections of the Credit Agreement.

ARTICLE II.

AMENDMENTS TO CREDIT AGREEMENT

Section 2.1. Amendment to Article I (Definitions). Section 1.02 is hereby amended by adding the following definitions thereto in the appropriate alphabetical order:

“Henry Hub” means the Natural Gas (Henry Hub) futures contract.

“NWROX Basis” means the Rockies Natural Gas (Platts IFERC) Basis (NWROX Basis) futures contract.

Section 2.2. Amendment to Article VIII (Affirmative Covenants).

(a) Section 8.01(f) is hereby amended and restated in its entirety to read as follows:

“(f) Notice of Entry into Swap Agreements. Within three (3) Business Days of the entry into any Swap Agreement, a notice via email to the Specified Financial Advisor, setting forth the material terms thereof (including the type, term, effective date, and maturity date) and notional amounts or volumes set forth for each month during the term of such Swap Agreement, any new credit support agreements relating thereto (other than Loan Documents), any margin required or supplied under any credit support document, and the counterparty to each such agreement.”

Section 2.3. Amendment to Article IX (Negative Covenants).

(a) Section 9.18 is hereby amended and restated in its entirety to read as follows:

“Section 9.18 Swap Agreements. Parent Guarantor and the Borrower will not, and will not permit (unless consented to by Majority Lenders, which consent may be evidenced by an email sent to the Borrower by counsel to the Majority Lenders) any Restricted Subsidiary to, enter into or maintain any Swap Agreements with any Person other than Specified Swap Agreements with an Approved Counterparty fixing a price for a term ending no later than March 2022 and the notional volumes for which (when aggregated with other Specified Swap Agreements then in effect) do not exceed, as of the date such Specified Swap Agreement is executed, (i) thirty three percent (33%) of the reasonably anticipated projected production of natural gas from Oil and Gas Properties (as set forth in the most-recent Reserve Report delivered pursuant to the terms of this Agreement) for each month through September 2021, and (ii) twenty five percent (25%), reasonably anticipated projected production of natural gas from Oil and Gas Properties (as set forth in the most-recent Initial Reserve Report delivered pursuant to the terms of this Agreement) for each month commencing October 2021 through March 2022; provided that (unless consented to by Majority Lenders, which consent may be evidenced by an email sent to the Borrower by counsel to the Majority Lenders) in no event shall Parent Guarantor, the Borrower and any Restricted Subsidiary enter into Swap Agreements in respect of more than (a) 20,000 MMBtu per day on any day in which the NYMEX Pricing for natural gas increases or decreases by more than five percent (5%) or (b) 10,000 MMBtu per day on any other day. For the avoidance of doubt, (x) subject to clause (a) above, the Borrower, at its election, shall be permitted to enter a financial price swap of floating Henry Hub for a fixed price of no more than 20,000 MMbtu per day and a NWROX Basis swap of no more than 20,000 MMbtu per day and (y) subject to clause (b) above, the Borrower, at its election, shall be permitted to enter into a Swap Agreement to enter a financial price swap of floating Henry Hub for a fixed price of no more than 10,000 MMbtu per day and a NWROX Basis swap of no more than 10,000 MMbtu per day.”

ARTICLE III.

CONDITIONS OF EFFECTIVENESS

Section 3.1. Second Amendment Effective Date. This Amendment shall become effective as of the date written above (such date, the “Second Amendment Effective Date”) upon the Administrative Agent receipt of counterparts of this Amendment duly executed and delivered by the Borrower and the Lenders constituting the Majority Lenders.

ARTICLE IV.

MISCELLANEOUS

Section 4.1. Ratification of Agreements. The Loan Documents, as they may be affected by this Amendment, are hereby ratified and confirmed in all respects. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lenders under the Credit Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, the Notes or any other Loan Document.

Section 4.2. Loan Documents. This Amendment is a Loan Document, and all provisions in the Credit Agreement (as they may be affected by this Amendment) pertaining to Loan Documents apply thereto.

Section 4.3. Governing Law. This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to principles of conflicts of laws to the extent that the same are not mandatorily applicable by statute and the application of the laws of another jurisdiction would be required thereby.

Section 4.4. Jury Trial Waiver. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS (INCLUDING, WITHOUT LIMITATION, ANY AMENDMENTS, WAIVERS OR OTHER MODIFICATIONS RELATING TO ANY OF THE FOREGOING), OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

Section 4.5. Counterparts; Fax. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 4.6. Administrative Agent Authorization. Each of the undersigned Lenders, constituting the Required Lenders, hereby authorizes the Administrative Agent to execute and deliver this Amendment on its behalf and, by its execution below, each of the undersigned Lenders agrees to be bound by the terms and conditions of this Amendment.

THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES HERETO.

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IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Jeffery Rose
	Name:	Jeffery Rose
	Title:	Vice President

[Ultra Resources - Signature Page to Second Amendment to DIP Credit Agreement]

[CONSENTING LENDER SIGNATURE PAGES ON FILE WITH THE ADMINISTRATIVE AGENT]

[Ultra Resources - Signature Page to Second Amendment to DIP Credit Agreement]

Agreed and acknowledged:

ULTRA RESOURCES, INC., as Borrower

By:	/s/ David W. Honeyfield
	Name:	David W. Honeyfield
	Title:	SVP & Chief Financial Officer

[Ultra Resources - Signature Page to Second Amendment to DIP Credit Agreement]